UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2022

GOAL Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40026	855-3660880
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 717-7678

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	PUCKU	The Nasdaq Stock Market LLC

Common stock, par value $0.0001 per share	PUCK	The Nasdaq Stock Market LLC

Redeemable warrants exercisable for shares of common stock at an exercise price of $11.50 per share	PUCKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 hereto are the forms of email notices to be provided to Digital Virgo Group’s employees, customers, and partners, and the Company’s investors and partners.

Furnished as Exhibit 99.2 hereto are the forms of social media posts to be provided by officers, directors, and other related persons of Digital Virgo Group and the Company.

Furnished as Exhibit 99.3 is an updated press release issued by the Company and Digital Virgo Group on November 17, 2022, which updates the press release dated November 16, 2022.

The information in this Item 7.01 and Exhibits 99.1, 99.2, and 99.3 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including strategies or plans as they relate to the proposed transaction, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Although each of Goal and Digital Virgo believes that there is a reasonable basis for each forward-looking statement contained in this press release, each of Goal and Digital Virgo caution you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. In addition, there will be risks and uncertainties described in the proxy statement relating to the proposed transaction, which is expected to be filed by Goal with the SEC, and other documents filed by Goal from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements in this press release. Forward-looking statements in this press release include statements regarding the proposed transaction, including the timing and structure of the transaction, the proceeds of the transaction and the benefits of the transaction. Neither Goal nor Digital Virgo can assure you that the forward-looking statements in this p will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including: Digital Virgo’s ability to enter into agreements with telecommunications companies, content providers, and end users of its mobile payment services; Digital Virgo’s dependence on advertising networks on the internet and mobile devices and the impact of recent changes in demand for internet and mobile advertising; risks associated with operating internationally, including currency risks and legal, compliance, and execution risks of operating internationally; risks associated with the competitiveness of the mobile payment and targeted online advertising markets; risks associated with the regulation of targeted advertising, payment services, telecommunications, and the processing of personal data; the volatility of economic conditions in emerging markets where Digital Virgo conducts business; risks associated with the development of mobile networks upon which Digital Virgo relies in conducting its business; Digital Virgo’s ability to manage its rapid growth; Digital Virgo’s ability to keep pace with technological innovations in the mobile payment services and targeted online advertising sectors; risks associated with Digital Virgo’s acquisitions and geographic expansion strategy; Digital Virgo’s ability to maintain favorable terms with its key suppliers; risks associated with the non-recovery of receivables from customers; risks associated with the non-recovery of debts from telecom operators or aggregators; risks associated with Digital Virgo’s business relationships with telecom operators and advertising clients; Digital Virgo’s ability to obtain content under attractive conditions; risks associated with cash flow and liquidity; risks associated with intellectual property; the potential inability of the parties to successfully or timely consummate the proposed business combination; the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination; the approval of the stockholders of Goal is not obtained; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by Goal’s stockholders exceeds expectations or current market norms; the ability of Digital Virgo or the combined company to obtain equity or other financing in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the transaction; costs related to the proposed business combination; the impact of the global COVID-19 pandemic; the effects of inflation and changes in interest rates; an economic slowdown, recession or contraction of the global economy; a financial or liquidity crisis; geopolitical factors, including, but not limited to, the Russian invasion of Ukraine; global supply chain concerns; the status of debt and equity markets (including, market volatility and uncertainty); and other risks and uncertainties, including those risks to be included under the heading “Risk Factors” in the proxy statement to be filed by Goal with the SEC and also those included under the heading “Risk Factors” in Goal’s final prospectus relating to its initial public offering dated February 16, 2021 and Goal’s other filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Goal, Digital Virgo, their respective directors, officers, affiliates, advisers or employees (or any other person) that Goal and Digital Virgo will achieve their objectives and plans in any specified time frame, or at all. The forward-looking statements in this press release represent the views of Goal and Digital Virgo as of the date of this press release. Risks in addition to those set forth herein may also materialize. Moreover, Goal’s and Digital Virgo’s assumptions may prove to be incorrect. Actual results could differ materially from the results implied or expressed by the forward-looking statements in this press release. There may also be additional risks that neither Goal nor Digital Virgo presently know, or that neither Goal nor Digital Virgo currently believe are material, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect Goal’s or Digital Virgo’s expectations, plans or forecasts of future events and views after the date of this press release. Subsequent events and developments may cause Goal’s and Digital Virgo’s assessments to materially change. While the Goal and Digital Virgo may choose to update these forward-looking statements in the future, there is no current intention or plan to do so. Except to the extent required by applicable law, neither Goal nor Digital Virgo undertakes to update, supplement or amend any of the forward-looking statements in this press release at any time after the date hereof. You should, therefore, not rely on these forward-looking statements as representing the views of Goal or Digital Virgo as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Participants in the Solicitation

Goal Acquisition, Digital Virgo and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Goal Acquisition’s shareholders in connection with the Proposed Business Combination. Information regarding the directors and executive officers of Goal Acquisition and their ownership of Goal Acquisition common stock is set forth in Goal Acquisition’s final prospectus filed with the SEC on February 11, 2021 in connection with Goal Acquisition’s initial public offering. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goal Acquisition’s shareholders in connection with the Proposed Business Combination will be s included in the proxy statement that Goal Acquisition intends to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement that Goal Acquisition intends to file with the SEC. You may obtain free copies of these documents as described above.

Additional Information About the proposed business combination and Where to Find It

In connection with the Proposed Business Combination, Goal Acquisition intends to file relevant materials with the SEC, including a proxy statement. Goal Acquisition urges its investors, shareholders and other interested persons to read, when available, the proxy statement filed with the SEC and documents incorporated by reference therein because these documents will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. The final proxy statement, a proxy card, and other relevant documents will be mailed to the shareholders of Goal Acquisition as of the record date established for voting on the Proposed Business Combination and will contain important information about the Proposed Business Combination and related matters. Shareholders of Goal Acquisition and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents in connection with Goal Acquisition’s solicitation of proxies for the meeting of shareholders to be held to approve, among other things, the Proposed Business Combination because they will contain important information about Goal Acquisition, Digital Virgo and the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the final proxy statement and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Goal Acquisition Corp., Attention: William T. Duffy, Telephone (888) 717-7678. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Forms of email notices to Digital Virgo Group’s employees, customers, and partners, and Goal Acquisition Corp’s investors and partners.

99.2	Forms of social media posts by officers, directors, and other related persons of Digital Virgo Group and Goal Acquisition Corp.

99.3	Updated press release issued by Goal Acquisitions Corp. and Digital Virgo Group on November 17, 2022.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2022

Goal Acquisitions Corp.

By:	/s/ William T. Duffy
Name:	William T. Duffy
Title:	Chief Financial Officer and Chief Operating Officer